UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2011

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED

HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sixty One Wilton Road

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01	Other Events

As previously disclosed, on August 24, 2011, Compass Group Diversified Holdings LLC and Compass Diversified Holdings (collectively “CODI”, “us” or “we”) completed the acquisition of CamelBak Products, LLC (“CamelBak”) by its subsidiary CamelBak Acquisition Corp.

This Current Report on Form 8-K/A updates the Current Report on Form 8-K filed on August 25, 2011 to include the audited financial statements of CamelBak and the unaudited pro forma financial information in accordance with Item 9.01 of Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements of CamelBak for the fiscal year ended December 31, 2010 are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

The unaudited interim financial statements of CamelBak for the six months ended June 30, 2011 are attached hereto as Exhibit 99.2 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of CODI is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 9.01(b) and made a part hereof: (i) unaudited condensed combined pro forma balance sheet at June 30, 2011 and notes thereto, and (ii) unaudited condensed combined pro forma statements of operations for the fiscal year ended December 31, 2010 and the six months ended June 30, 2011 and notes thereto.

(d) Exhibits.

23.1	Consent of KPMG LLP

99.1	Audited financials of CamelBak as of and for the year ended December 31, 2010

99.2	Unaudited interim financials of CamelBak as of and for the six months ended June 30, 2011

99.3	Unaudited Condensed Combined Pro Forma Balance Sheet of Compass Diversified Holdings at June 30, 2011 and notes thereto and Unaudited Condensed Combined Pro Forma Statements of Operations for the year ended December 31, 2010 and the six months ended June 30, 2011 and notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2011	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2011	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer

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